Putnam
New York
Tax Exempt
Money Market
Fund

ANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "With New York's economic and fiscal outlook continuing to improve, we have positioned the fund to benefit from investment opportunities while simultaneously exercising appropriate caution on individual security selection."
                                           -- Lindsey C. Strong, manager
                            Putnam New York Tax Exempt Money Market Fund
       CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

11     Portfolio holdings

14     Financial statements

20     Results of October 31, 1996, shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Unsettled fixed-income markets and continued uncertainty over the course of short-term interest rates provided most of the challenges for Fund Manager Lindsey Strong throughout Putnam New York Tax Exempt Money Market Fund's fiscal year that ended on November 30, 1996.

Given this market environment, Lindsey placed special emphasis on flexibility in her approach to the portfolio's makeup during the period. She also maintained the fund's conservative strategy of investing in high-quality short-term investments. As a result, she was able to deliver another year of competitive performance while maintaining a stable net asset value.

As your fund moves into fiscal 1997, Lindsey sees a continuation of this general environment ahead, especially as Washington and New York adjust to the results of the November elections. In the report that follows, Lindsey discusses in detail the driving forces behind your fund's fiscal 1996 performance and her outlook for the fiscal year ahead.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Manager
Lindsey C. Strong

In a year marked by one spectacular stock market gain after another, Putnam New York Tax Exempt Money Market Fund continued to offer investors one of the essential ingredients of a well-balanced portfolio -- an income investment dedicated to stability. Once again during the fiscal year ended November 30, 1996, shareholders enjoyed a competitive total return as well as capital preservation and a stable $1.00 share price. The fund's conservative investment strategy, which emphasizes superior quality tax-exempt short-term instruments and the pursuit of current income, served it well during the year's environment of continued economic strength, slightly higher interest rates, and diminished inflationary expectations.

* ECONOMIC STRENGTH WITHOUT INFLATION

Economic strength continued throughout the annual period, although certain indicators showed some softening as November drew to a close. Unemployment figures remained low, while retail sales, vehicle sales, and consumer confidence remained relatively strong. No signs of inflationary pressure have materialized, despite ongoing market worries to the contrary. The Federal Reserve Board did not raise short-term interest rates in September as many had expected, nor did it take action at its November meeting. In fact, statistics released during the summer and fall have shown some slowing in the economy and a tapering of demand, as retail sales growth edged lower, exports softened, and new home sales came off their earlier peaks.

* NEW YORK FISCAL AND ECONOMIC IMPROVEMENT CONTINUES

Although still lagging the growth rate of the nation as a whole, the New York economy continued to improve throughout the period. One positive factor in New York's credit picture has been the stellar year on Wall Street -- a period in which the U.S. stock market surged above all previous records. This market environment proved especially beneficial for New York City. As tax-paying investors earned more money, they contributed more to both city and state tax revenues. This upswing, in turn, helped ease chronic budget deficit problems and improved perceptions of New York's creditworthiness. All three major rating agencies have acknowledged the city's healthier prospects. Nevertheless, the reduced flow of dollars from Washington to the cities and states is an ongoing concern. Accordingly, our investment strategy remained exceptionally conservative, and we continued to measure the credit quality of individual securities against the highest possible standards.

* PORTFOLIO FOCUSED ON NEUTRAL DURATION, HIGH-QUALITY HOLDINGS

Improvements in the New York economy notwithstanding, considerable investor uncertainty remains with respect to the strength of the nation's economy, the potential for inflation, and the future tone and direction of Federal Reserve Board monetary policy. Given this unclear picture, your portfolio remained in a flexible position throughout most of the annual period. For the most part, this meant keeping portfolio duration relatively neutral -- rather than short or long -- in order to position the fund to capture incrementally higher yields as they became available. In fact, we did extend the portfolio's duration slightly during the summer when the market was anticipating higher interest rates and succeeded in capturing some attractive yields for the fund. Throughout the period, we continued to seek out securities offering strong value and solid yield.

The supply of municipal securities fluctuates broadly according to seasonal patterns throughout the year. Typically, June and July are months of heavier tax-exempt securities issuance, and this year was no exception. Demand, however, assumed a rather cautious tone during this annual period, as buyers exhibited renewed enthusiasm for the most conservative money market investments. Essentially, most market participants are getting back to basics, eschewing the derivative investments that were once such popular income vehicles and scrutinizing the credit quality of even those securities once thought to be above question.

Your fund has always maintained extremely strict standards for high quality and liquidity in the securities it purchases. In this time of increased credit consciousness and demand for the highest-quality money market securities, we have redoubled efforts to find well-valued tax-exempt securities that meet our criteria. We continue to hold a large portion of assets in variable rate demand notes (VRDNs), municipal commercial paper, and high-quality municipal notes from large, well-respected issuers. VRDNs are instruments that can be redeemed on short notice. They pay a variable interest rate that resets at daily, weekly, or monthly intervals. They are helpful in managing the fund's average maturity and liquidity. Municipal commercial paper and notes are securities issued by a municipality to finance capital or operating needs.

Currently, a majority of your fund's investments are insured or backed by bank letters of credit. The insurance and letters of credit from a third party guarantee that the short-term debt (money market instruments) in which your fund invests will be paid within a certain period of time. These features add a significant measure of quality assurance to even those issues rated in the highest categories by nationally recognized rating services, making many of our holdings among the highest-quality securities available. We intend to maintain the portfolio's high percentage of insured and bank-backed securities or even expand it, should appropriate investment opportunities arise.

* CONSTRUCTIVE, YET CAUTIOUS, OUTLOOK PREVAILS

We are cautiously optimistic about prospects for the municipal bond market in New York. The state's economic and fiscal situations seem to be on an upswing, and this scenario bodes well for investors in municipal securities. At the same time, it would appear that economic growth has begun to moderate while inflationary pressures remain subdued. After expecting the Fed to raise interest rates, most market participants now believe the Fed will not act over the near term, since the economy appears to be slowing appropriately on its own. Against this backdrop, money market rates seem to be stabilizing. Nevertheless, the path is far from clear, and the market may experience some unsettling moments in the months ahead. Given this assessment, we believe the portfolio's neutral duration and concentration in superior quality issues should continue to serve shareholders well by enabling the fund to maintain its stable share price and income stream amid this challenging environment.

PERFORMANCE COMPARISONS (11/30/96)

                          Current  After-tax  After-tax
                           return    return1    return2
-----------------------------------------------------------------------
Passbook savings account     2.01%     1.08%       1.13%
-----------------------------------------------------------------------
Taxable money market fund
7-day yield                  4.88      2.62        2.74
-----------------------------------------------------------------------
3-month certificate of
deposit (as of 11/30/96)     4.00      2.15        2.24
-----------------------------------------------------------------------
Putnam New York
Tax Exempt Money
Market Fund (7-day yield)    2.85      2.85        2.85
-----------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and bank CDs are generally insured up to certain limits by state and federal agencies. CDs, unlike stocks, which incur more risk, offer a fixed rate of return. Unlike money market funds, early withdrawals from bank CDs may be subject to substantial penalties.

1 After-tax return assumes a combined 46.27% federal, New York State, and New York City tax rate.

2 After-tax return assumes a combined 43.90% federal and New York State tax rate.

An investment in this fund is neither insured nor guaranteed by the U.S. government. The fund is managed to maintain a steady price of $1.00 per share, although there is no assurance this price will be maintained in the future.

Sources: Bank of Boston (passbook savings), Bank Rate Monitor (3-month
CDs), IBC/Donaghue's Money Fund Report (taxable money market fund 7-day yield).

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance Summary

Performance should always be considered in light of a fund's investment strategy. Putnam New York Tax Exempt Money Market Fund is designed for investors seeking current income free from federal income tax and New York State and New York City personal income taxes, consistent with preservation of capital and maintenance of liquidity and stability of principal.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                                 Lipper New York
                                      Tax Exempt
                               Money Market Fund        Consumer
                         NAV             Average     Price Index
------------------------------------------------------------------------
1 year                  2.93%               2.92%           3.26%
------------------------------------------------------------------------
5 years                12.96               13.46           15.09
Annual average          2.47                2.56            2.85
------------------------------------------------------------------------
Life of fund
(10/26/87)             36.64               37.00           37.55
Annual average          3.49                3.53            3.57
------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                            NAV
------------------------------------------------------------------
1 year                     2.72%
------------------------------------------------------------------
5 years                   12.68
Annual average             2.42
------------------------------------------------------------------
Life of fund (10/26/87)   36.73
Annual average             3.46
------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

DISTRIBUTION INFORMATION
12 months ended 11/30/96
------------------------------------------------------------------
Distributions (number)          12
------------------------------------------------------------------
Income                    $.028923
------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------
7-day yield1                  2.85%
------------------------------------------------------------------
Taxable equivalent2 (a)       5.08
------------------------------------------------------------------
Taxable equivalent2 (b)       5.30
------------------------------------------------------------------
30-day yield1                 2.73
------------------------------------------------------------------
Taxable equivalent2 (a)       4.87
------------------------------------------------------------------
Taxable equivalent2 (b)       5.08
------------------------------------------------------------------

1 The 7- and 30-day yields are the two most common gauges for measuring money market mutual fund performance

2 Assumes (a) maximum 43.90% combined federal income tax and New York
  State personal income tax rate or (b) maximum 46.27% combined federal income tax, New York State and New York City personal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

COMPARATIVE BENCHMARKS

Lipper New York Tax Exempt Money Market Fund Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper Average and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended November 30, 1996


To the Trustees and Shareholders of
Putnam New York Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Money Market Fund, including the portfolio of investments owned, as of November 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Money Market Fund as of November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                              Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 13, 1997




Portfolio of investments owned
November 30, 1996

                   Key to Abbreviations

                   FGIC   --Federal Guaranty Insurance Corporation
                   LOC    --Letter of Credit
                   MCP    --Municipal Commercial Paper
                   RAN    --Revenue Anticipation Notes
                   SPA    --Stand-by Purchase Agreement
                   TAN    --Tax Anticipation Notes
                   VRDN   --Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (84.0%) *
PRINCIPAL AMOUNT                                                                                         RATINGS **  VALUE

New York (79.0%)
--------------------------------------------------------------------------------------------------------------------------
       $1,700,000  Babylon, Indl. Dev. Agcy. Resource Recvy. VRDN (Equity Babylon), 3.95s,
                   12/01/24  (Union Bank of Switzerland LOC)                                             A-1   $ 1,700,000
        1,500,000  Buffalo, RAN, Ser. A, 4 1/4s, 7/15/97 (Landesbank Hessen LOC)                         MIG1    1,505,978
        1,000,000  Erie Cnty., RAN, Ser. B, 4 1/4s, 11/19/97 (Union Bank of Switzerland LOC)             MIG1    1,006,096
        1,895,000  Monroe Cnty., Indl. Dev. Agcy. VRDN (Columbia Sussex Corp.) 5s, 11/01/96
                   (Cumberland Fed. S&L LOC)                                                             A-1     1,895,000
          700,000  Nasau Cnty., Indl. Dev. Agcy. VRDN (Cold Spring Harbor Lab) 4s, 7/01/19
                   (Morgan Guaranty Trust LOC)                                                           A-1       700,000
        1,900,000  NY City, VRDN, Ser. B, 4.25s, 10/01/22 (FGIC SPA)                                     VMIG1   1,900,000
        2,850,000  NY City, Cultural Res. VRDN (Soloman R. Guggenheim), Ser. B, 4s, 12/01/15             A-1     2,850,000
        1,900,000  NY State Dorm. Auth. VRDN (Oxford U. Press Inc.), 4.05s, 7/01/23
                   (Landesbank Hessen of New York LOC)                                                   VMIG1   1,900,000
                   NY State Energy Research & Dev. Auth. Poll. Control VRDN
        1,900,000  (NY Elec. Gas), Ser. D, 4.25s 10/01/29 (Union Bank of Switzerland LOC)                VMIG1   1,900,000
        3,000,000  (LILCO), Ser. A,  3.25s, 3/01/16 (Deutsche Bank A.G., NY LOC)                         VMIG1   3,000,000
        3,400,000  (Niagara Mohawk Pwr.), Ser. A, 4.25s, 7/1/15 (Morgan Guaranty Trust LOC)              A-1     3,400,000
        1,000,000  (Rochester Gas & Electric) 3.4s, 10/01/14 (Bank of NY, Citibank, NY LOC)              P-1     1,000,000
          600,000  (Niagara Mohawk Pwr.), 4.3s , 12/01/23 (Morgan Guaranty Trust LOC)                    A-1       600,000
          300,000  (Niagara Mohawk Pwr.), 4.3s, 7/01/27 (Morgan Guaranty Trust LOC)                      A-1       300,000
        1,000,000  NY State Hsg. Fin. Agcy. VRDN (Normadie Court I) 3.7s, 5/15/15
                   (Landesbank Hessen, LOC)                                                              VMIG1   1,000,000
        3,000,000  Suffolk Cnty., Indl. Dev. Agcy. VRDN (Cold Spring Harbor Lab) 3.3s, 7/01/23
                   (Morgan Guaranty Trust LOC)                                                           A-1     3,000,000
        1,000,000  Triborough Bridge & Tunnel Auth. Special Oblig. VRDN, 3 1/2s, 1/01/24 (FGIC SPA)      VMIG1   1,000,000
        2,500,000  Westchester Cnty., TAN, 3 3/4s, 12/11/96                                              MIG1    2,500,521
                                                                                                              ------------
                                                                                                                31,157,595
Puerto Rico  (5.0%)
--------------------------------------------------------------------------------------------------------------------------
        2,000,000  PR, Indl. Med. & Env. Poll. Ctrl. Fac. Fin. Auth. (Reynolds Metal Co.)
                   3.8s, 9/01/13 (ABN AMRO Bank LOC)                                                     P-1     2,000,947
                                                                                                              ------------
                   Total Municipal Bonds and Notes  (cost $33,158,542)                                        $ 33,158,542

MUNICIPAL COMMERCIAL PAPER  (13.4%)*
PRINCIPAL AMOUNT                                                                                      RATINGS**      VALUE
--------------------------------------------------------------------------------------------------------------------------
       $1,800,000  NY State Dorm 89c MCP (Memorial Sloan-Kettering Cancer Center), 3 1/2s,
                   12/17/96                                                                               A-1  $ 1,800,000
        1,800,000  NY City, Muni Water Finance MCP, 3.6s, 3/7/97                                          A-1    1,800,000
        1,700,000  NY State Env. Fac. MCP, 3.55s, 2/10/97                                                 A-1    1,700,000
                                                                                                              ------------
                   Total Municipal Commercial Paper  (cost $5,300,000)                                         $ 5,300,000
--------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $38,458,542)***                                                    $ 38,458,542
--------------------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $39,455,739.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30,1996.
    Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

    Moody's Investor Service, Inc. and Standard & Poor's Corp.
    are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment
    Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

    Moody's Investor Service, Inc.
    MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
    MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
    AAA =        Extremely strong capacity to pay interest and repay principal
    AA =         Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
    P-1 =        Superior capacity for repayment
    P-2 =        Strong capacity for repayment

    Standard & Poor's Corp.

    SP-1 =       Overwhelming safety characteristics
    SP-2 =       Strong capacity to pay interest and repay principal.
    A-1+ =       Overwhelming degree of credit and protection
    A-1 =        Strong degree of safety
    A-2 =        Considered strong but lacks solid strength for timely
                 repayment

*** The aggregate identified cost on a tax basis is the same.

    The rates shown on VRDN are the current interest rates at November 30, 1996.

    The fund had the following industry group concentrations greater than 10% on November 30, 1996
    (as a percentage of net assets):
    Energy          30.2%
    Industrial      14.2%
    Housing         11.9%

    The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30. 1996

Assets
-----------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)             $38,458,542
-----------------------------------------------------------------------------
Cash                                                                  774,429
-----------------------------------------------------------------------------
Interest and other receivables                                        282,527
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                                102,288
-----------------------------------------------------------------------------
Receivable for securities sold                                          5,000
-----------------------------------------------------------------------------
Total assets                                                       39,622,786

Liabilities
-----------------------------------------------------------------------------
Distributions payable to shareholders                                  71,330
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                             43,075
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                           45,133
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                           2,682
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                              680
-----------------------------------------------------------------------------
Other accrued expenses                                                  4,147
-----------------------------------------------------------------------------
Total liabilities                                                     167,047
-----------------------------------------------------------------------------
Net Assets                                                        $39,455,739

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Note 4)                                          $39,455,739
-----------------------------------------------------------------------------

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($39,455,739 divided by 39,455,739 shares)                             $ 1.00
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1996

Tax exempt interest income:                                  $1,446,517
-----------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------
Compensation of Manager (Note 2)                                192,377
-----------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                   86,235
-----------------------------------------------------------------------
Compensation of Trustees (Note 2)                                 8,463
-----------------------------------------------------------------------
Administrative services (Note 2)                                  4,198
-----------------------------------------------------------------------
Reports to shareholders                                          27,385
-----------------------------------------------------------------------
Registration fees                                                 8,427
-----------------------------------------------------------------------
Auditing                                                         16,334
-----------------------------------------------------------------------
Legal                                                             4,941
-----------------------------------------------------------------------
Postage                                                          18,059
-----------------------------------------------------------------------
Other                                                             8,593
-----------------------------------------------------------------------
Total expenses                                                  375,012
-----------------------------------------------------------------------
Expense reduction (Note 2)                                     (105,500)
-----------------------------------------------------------------------
Net expenses                                                    269,512
-----------------------------------------------------------------------
Net investment income                                         1,177,005
-----------------------------------------------------------------------
Net increase in net assets resulting from operations         $1,177,005
-----------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements





Statement of changes in net assets

                                                                    Year ended November 30
                                                               --------------------------------
                                                                      1996                 1995
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-----------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------
Net investment income                                          $1,177,005            $1,415,126
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations            1,177,005             1,415,126
-----------------------------------------------------------------------------------------------
Distributions to shareholders:
-----------------------------------------------------------------------------------------------
From net investment income                                     (1,177,005)           (1,415,126)
-----------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)      582,464            (5,941,726)
-----------------------------------------------------------------------------------------------
Total increase(decrease) in net assets                            582,464            (5,941,726)
-----------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------
Beginning of year                                              38,873,275            44,815,001
-----------------------------------------------------------------------------------------------
End of year                                                   $39,455,739           $38,873,275
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Financial highlights
(For a share outstanding throughout the period)


                                                                                       Year ended November 30
---------------------------------------------------------------------------------------------------------------------------
                                                                             1996                 1995                 1994
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $1.00                $1.00                $1.00
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       .0289                .0318                .0188
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .0289                .0318                .0188
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                 (.0289)              (.0318)              (.0188)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (.0289)              (.0318)              (.0188)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $1.00                $1.00                $1.00
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                            2.93                 3.23                 1.90
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                    $39,456              $38,873              $44,815
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                                .88                  .91                  .77
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     2.75                 3.18                 1.86
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                              Year ended November 30
------------------------------------------------------------------------------------------------------
                                                                             1993                 1992
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $1.00                $1.00
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                                                       .0165                .0259(a)
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                             .0001                   --
------------------------------------------------------------------------------------------------------
Total from investment operations                                            .0166                .0259
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net investment income                                                 (.0165)              (.0259)
------------------------------------------------------------------------------------------------------
From net realized gain on investments                                      (.0001)                  --
------------------------------------------------------------------------------------------------------
Total distributions                                                        (.0166)              (.0259)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $1.00                $1.00
------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                            1.67                 2.62
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                    $50,473              $57,705
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                                .91                  .78(a)
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     1.69                 2.59(a)
------------------------------------------------------------------------------------------------------

(a) Reflects an expense limitation. As a result of such limitation, expenses of the fund for the year ended November 30, 1992 reflects a reduction of $0.0024 per share.

(b) Total investment return assumes dividend reinvestments.

(c) The ratio of expenses to average net assets for the period ended November 30,
    1995 and thereafter, includes amounts paid through expense offset arrangements.
    Prior period ratios exclude these amounts. (See Note 2).




Notes to financial statements
November 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund seeks as high a level of current income exempt from Federal, New York State and New York City personal income taxes as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with maintenance of liquidity and stability of principal. The fund invests primarily in a nondiversified portfolio of short-term New York tax exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1996, the fund has a capital loss carryover of approximately $6,600 available to offset future capital gains, if any, which will expire November 30, 2002.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, and 0.25% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1996, fund expenses were reduced by $105,500 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $390 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended November 30, 1996, purchases and sales of investment securities (all short-term obligations) aggregated
$337,684,080 and $338,512,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                             Year ended November 30
----------------------------------------------------
                            1996                1995
----------------------------------------------------
Shares sold          304,712,398         186,252,463
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          1,174,100           1,305,570
----------------------------------------------------
                     305,886,498         187,558,033

Shares
repurchased         (305,304,034)       (193,499,759)
----------------------------------------------------
Net increase
(decrease)               582,464          (5,941,726)
----------------------------------------------------


Federal tax information

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.



Results of October 31, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                            Votes
                           Votes for     withheld

Jameson Adkins Baxter     22,386,455     1,920,987
Hans H. Estin             22,309,044     1,998,398
John A. Hill              22,386,455     1,920,987
R.J. Jackson              22,316,305     1,991,137
Elizabeth T. Kennan       22,347,433     1,960,009
Lawrence J. Lasser        22,386,455     1,920,987
Robert E. Patterson       22,365,016     1,942,426
Donald S. Perkins         22,309,044     1,998,398
William F. Pounds         22,309,044     1,998,398
George Putnam             22,357,998     1,949,444
George Putnam, III        22,326,744     1,980,698
Eli Shapiro               22,270,023     2,037,419
A.J.C. Smith              22,386,455     1,920,987
W. Nicholas Thorndike     22,365,016     1,942,426

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 20,830,736 votes for, and 373,770 votes against, with 3,102,936 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
19,739,653 votes for, and 989,462 votes against, with 3,578,327 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 18,386,467 votes for, and 2,224,348 votes against, with 3,696,627 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
17,946,064 votes for, and 2,653,536 votes against, with 3,707,842 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
18,195,498 votes for, and 2,412,246 votes against, with 3,699,698 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in senior securities was approved as follows:
18,744,890 votes for, and 1,915,231 votes against, with 3,647,321 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
18,958,623 votes for, and 1,769,526 votes against, with 3,579,292 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 18,642,523 votes for, and 2,154,846 votes against, with 3,510,072 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 17,580,845 votes for, and 3,031,797 votes against, with 3,694,800 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 17,756,197 votes for, and 3,161,154 votes against, with 3,390,090 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 17,584,921 votes for, and 3,214,921 votes against, with 3,507,600 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 17,622,460 votes for, and 3,094,799 votes against, with 3,590,183 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

William McGue
Vice President

Lindsey C. Strong
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Putnam
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